UNITED STATES	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 25, 2008

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

(248) 631-5400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the realignment of its corporate structure in support of its operational improvement and cost reduction initiatives, TriMas Corporation (the “Company”) announced today that, effective June 19, 2008 (the “Termination Date”), Jeffrey Paulsen, the Company’s Group President, Industrial Specialties and Energy Products, had separated from the Company.

Mr. Paulsen participated in the Company’s Executive Severance / Change of Control Policy pursuant to which he will receive:

(a) 12 months of annual base salary, less applicable taxes and withholdings and paid in accordance with the Company’s payroll schedule over 12 months;

(b) coverage under the Company’s group health, dental and prescription benefit plans, with the Company reimbursing the premium for up to 12 months;

(c) outplacement services for up to 12 months;

(d) bonus compensation , less applicable taxes and withholdings, equal to (i) Mr. Paulsen’s 2008 target bonus , plus (ii) an amount equal to his 2008 target bonus pro-rated through Termination;

(e) the pro-rata portion of Mr. Paulsen’s 2007 and 2008 Restricted Stock grants that would have vested as of the vesting date following the Termination Date and  pro-rated through the Termination Date; and

(f) the pro-rata portion of the Performance Units awarded to Mr. Paulsen in 2008 that would have vested as of the vesting date following the Termination Date and pro-rated through the Termination Date, provided the Company satisfies at least 90% of its 2008 Incentive EBITDA Target.

As a condition to receiving these severance payments, Mr. Paulsen is required to agree to a customary release of claims and a 12 month non-competition and non-solicitation covenant.

Item 7.01. Regulation FD

On June 25, 2008, the Company released the attached press release titled “TriMas Announces Corporate Realignment and Cost Savings” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release titled “TriMas Announces Corporate Realignment and Cost Savings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	June 25, 2008	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	V.P., General Counsel and Secretary